Exhibit 10
TRANSACTION 1 SUPPLEMENTAL CONFIRMATION

Date:	October 29, 2013

To:	M Capital Group Investors II, LLC 2200 South 75th Avenue Phoenix, AZ 85043
Attn:	Elly Penrod

From:	Citibank, N.A.
Fax No.:	212-615-8985

Reference Number:	To be advised by Citibank

The purpose of this Supplemental Confirmation is to confirm the terms and conditions of the Transaction entered into between Citibank, N.A. (“Citibank”) and M Capital Group Investors II, LLC (“Counterparty”) on the Trade Date specified below.  This Supplemental Confirmation is a binding contract between Citibank and Counterparty as of the relevant Trade Date for the Transaction referenced below.

1.           This Supplemental Confirmation supplements, forms part of, and is subject to the Master Terms and Conditions for Prepaid Variable Share Forward Transactions dated as October 29, 2013 between Citibank and Counterparty (as amended and supplemented from time to time, the “Master Confirmation”).  All provisions contained in the Agreement (as modified and as defined in the Master Confirmation) shall govern this Supplemental Confirmation, except as expressly modified below, and capitalized terms used but not defined herein shall have the meanings specified in the Master Confirmation.

2.           The terms of the Transaction to which this Supplemental Confirmation relates are as follows:

Trade Date:	October 29, 2013
Initial Exchange Date:	October 29, 2013
Counterparty Initial Payment Amount:
An amount in USD equal to (i) the aggregate Number of Shares for all Components multiplied by (ii) the Forward Floor Price multiplied by (iii) the Initial Amount Factor.  Counterparty shall pay the Counterparty Initial Payment Amount to Citibank on the Initial Exchange Date.

Citibank Initial Delivery Amount:
9,732,894 Shares.  Citibank shall deliver the Citibank Initial Delivery Amount to Counterparty on the Initial Exchange Date.  Section 9.4 of the Equity Definitions shall apply to such delivery date as if it were a Settlement Date.

Citibank Initial Payment Amount:
An amount in USD equal to (i) the aggregate Number of Shares for all Components multiplied by (ii) the Forward Floor Price multiplied by (iii) the Initial Amount Factor.  Citibank shall pay the Citibank Initial Payment Amount to Counterparty on the Initial Exchange Date.

Initial Amount Factor:	80.9890%
Initial Reference Price:	USD 22.54
Forward Floor Price:	USD 22.54
Forward Cap Price:	USD 28.175
Cap Ratio:	1.3
Final Disruption Date:	February 11, 2016

Number of Shares to be Delivered:
Section 9.5(c)(iii) of the Equity Definitions is hereby replaced in its entirety with the following:
“(iii) if the Settlement Price is greater than the Forward Cap Price, a number of Shares equal to the sum of:
(1) the Forward Floor Price divided by the Settlement Price multiplied by the Number of Shares; and
(2) (a) the excess of the Settlement Price over the Forward Cap Price, divided by the Settlement Price, multiplied by (b) the Number of Shares divided by the Cap Ratio.”

For each Component of the Transaction, the Scheduled Valuation Date and Number of Shares is set forth below:

Component Number	Scheduled Valuation Date	Number of Shares
1	1/4/2016	685,000
2	1/5/2016	685,000
3	1/6/2016	685,000
4	1/7/2016	685,000
5	1/8/2016	685,000
6	1/11/2016	685,000
7	1/12/2016	685,000
8	1/13/2016	685,000
9	1/14/2016	685,000
10	1/15/2016	685,000
11	1/19/2016	685,000
12	1/20/2016	685,000
13	1/21/2016	685,000
14	1/22/2016	685,000
15	1/25/2016	685,000
16	1/26/2016	685,000
17	1/27/2016	685,000
18	1/28/2016	685,000
19	1/29/2016	685,000
20	2/1/2016	685,000

Counterparty hereby agrees (a) to check this Supplemental Confirmation carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified and (b) to confirm that the foregoing correctly sets forth the terms of the agreement between us with respect to the particular Transaction to which this Supplemental Confirmation relates by manually signing this Supplemental Confirmation and providing any other information requested herein or in the Master Confirmation and immediately sending a facsimile transmission of an executed copy to Confirmation Unit 646-291-3965, with an executed copy sent to Citibank, N.A., 388 Greenwich St., 11th Floor, New York, New York 10013, Attention:  Confirmation Unit.

Yours sincerely,

CITIBANK, N.A.

By:	/s/ James Heathcote
Authorized Representative

Confirmed as of the date first above written:

M CAPITAL GROUP INVESTORS II, LLC
By: Jerry And Vickie Moyes Family Trust, its Manager

By:	/s/ Jerry C. Moyes
Name: Jerry C. Moyes
Title: Co-Trustee
By:	/s/ Vickie Moyes
Name: Vickie Moyes
Title: Co-Trustee

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